Leases	12 Months Ended
Oct. 31, 2011
Leases [Abstract]
Leases

(9) Leases

The Company has an operating lease agreement for approximately 21,000 square feet of office and manufacturing space in Plano, Texas. The lease became effective September 15, 2009 and had an original term of five years. Effective May 19, 2011, the Company extended the term of the lease through November 30, 2016 and agreed to lease 12,970 square feet of additional space adjacent to the existing leased property. The lease term for the additional space became effective September 1, 2011 and has the same termination date, November 30, 2016, as the original leased property. The minimum rent payments, including rent holidays, are recognized on a straight-line basis over the term of the lease.

Centric Solutions has an operating lease agreement for approximately 23,000 square feet of office and manufacturing space in Coppell, Texas with a term of approximately seven years. The minimum rent payments, including rent holidays, are recognized on a straight-line basis over the term of the lease.

With the acquisition of AOS, the Company assumed capital leases for certain equipment as of October 31, 2009. Current obligations under capital leases are included in accounts payable and accrued expenses on the consolidated balance sheets and noncurrent obligations under capital leases are included in other noncurrent liabilities.

The Company's future minimum lease payments under noncancelable operating leases (with initial or remaining lease terms in excess of one year) and future minimum capital lease payments as of October 31, 2011 consist of the following:

Fiscal year	Operating Lease	Capital Leases
2012	306,564	8,817
2013	335,293	—
2014	339,576	—
2015	342,696	—
2016	258,168	—
Thereafter	16,413	—
Total	$1,598,710	8,817

Less amounts representing interest costs		(408)
Present value of net minimum capital lease payments		8,409
Less current installments		(8,409)
Present value of net minimum capital lease payments, excluding
current installments		$—